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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 31, 2003

                                   -----------

                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           MINNESOTA                                            95-3409686
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation of organization)                             Identification No.)


400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS          77060
     (Address of Principal Executive Offices)                   (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
              (Former name, former address and former fiscal year,
                          if changed since last report)

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Item 7.  Financial Statements and Exhibits.

         Number            Description
         ------            -----------

          99.1 Press Release of Cal Dive International, Inc. dated July 31, 2003 reporting Cal Dive's financial results for the second quarter of 2003.

Item 12. Results of Operations and Financial Condition.

Incorporated by reference is a press release issued by the Registrant on July 31, 2003 regarding earnings for the second quarter of 2003, attached as Exhibit
99.1. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

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                          CAL DIVE INTERNATIONAL, INC.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: July 31, 2003


                                            CAL DIVE INTERNATIONAL, INC.


                                            By:  /s/ S. JAMES NELSON
                                                 ------------------------------
                                                 S. James Nelson
                                                 Vice Chairman



                                            By:  /s/ A. WADE PURSELL
                                                 ------------------------------
                                                 A. Wade Pursell
                                                 Senior Vice President and
                                                 Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.             Description
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   99.1                 Press Release dated July 31, 2003.